Exhibit 99.3

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)
1	Arizona Public Service	$16	$43	$100	$21	$181	$(18)
2	Pinnacle West Energy	5	2	3	(12)	(1)	18
3	APS Energy Services	8	5	1	3	16	(12)
4	SunCor	1	2	6	36	46	36
5	El Dorado	3	2	1	1	7	62
6	Parent Company	(13)	1	(1)	(3)	(18)	(61)

7	Income From Continuing Operations	20	55	110	46	231	25
	Income From Discontinued Operations -
8a	Net of Tax	5	1	—	3	10	1
	Cumulative Effect of Change in Accounting -
8b	Net of Tax	—	—	—	—	—	66

9	Net Income	$25	$56	$110	$49	$241	$92

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED
10	Arizona Public Service	$0.17	$0.47	$1.10	$0.23	$1.98	$(0.37)
11	Pinnacle West Energy	0.06	0.02	0.04	(0.14)	(0.01)	0.22
12	APS Energy Services	0.08	0.06	0.01	0.03	0.18	(0.15)
13	SunCor	0.01	0.02	0.07	0.39	0.50	0.37
14	El Dorado	0.03	0.02	0.01	0.02	0.08	0.73
15	Parent Company	(0.13)	0.01	(0.03)	(0.03)	(0.21)	(0.71)

16	Income From Continuing Operations	0.22	0.60	1.20	0.50	2.52	0.09
	Income From Discontinued Operations -
17a	Net of Tax	0.06	0.01	—	0.04	0.11	0.01
	Cumulative Effect of Change in Accounting -
17b	Net of Tax	—	—	—	—	—	0.77

18	Net Income	$0.28	$0.61	$1.20	$0.54	$2.63	$0.87

19	BOOK VALUE PER SHARE(a)	$29.39	$29.95	$30.68	$31.00	$31.00	$1.60
	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	91,359	91,450	91,467	91,403	91,405	6,441
21	End of Period	91,257	91,262	91,271	91,288	91,288	33

(a)	Book value reflects an estimate for 2003.

See Glossary of Terms.	Page 1 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ELECTRIC OPERATING REVENUES (Dollars in Millions)
	REGULATED ELECTRICITY SEGMENT
	Retail
22	Residential	$168	$233	$363	$193	$957	$51
23	Business	196	251	284	222	953	25

24	Total retail	364	484	647	415	1,910	76
	Wholesale revenue on delivered electricity
25	Traditional contracts	3	4	5	3	15	6
26	Retail load hedge management	—	—	—	—	—	—
27	Transmission for others	6	5	9	7	27	(3)
28	Other miscellaneous services	7	6	6	7	26	9

29	Total regulated electricity	380	499	667	432	1,978	88

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
30	Generation sales other than native load	44	20	8	16	88	38
31	Realized margins on electricity trading	9	5	2	6	22	(28)
32	Other delivered electricity (a)	72	78	84	74	308	140

33	Total delivered marketing and trading	125	103	94	96	418	150

	OTHER MARKETING AND TRADING
34	Realized margins on delivered commodities other than electricity (a)	(2)	(2)	(5)	1	(8)	(16)
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	(3)	1	(3)	(1)	(11)	30
36	Change in mark-to-market for future-period deliveries	(3)	(1)	(3)	(5)	(7)	(59)

37	Total other marketing and trading	(8)	(2)	(11)	(5)	(26)	(45)

38	Total marketing and trading	117	101	83	91	392	105

39	Total electric operating revenues	$497	$600	$750	$523	$2,370	$193

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31 and 34. For example, line 35 shows that a prior-period mark-to-market gain of $1 million was transferred to “realized” for the fourth quarter of 2003. Lines 31 and 34 include amounts totaling $1 million of realized gains for the fourth quarter of 2003.

See Glossary of Terms.	Page 2 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ELECTRIC SALES (GWH)
	REGULATED ELECTRICITY SEGMENT
	Retail sales
40	Residential	2,104	2,543	4,126	2,374	11,147	703
41	Business	2,849	3,450	3,891	3,226	13,416	499

42	Total retail	4,953	5,993	8,017	5,600	24,563	1,202
	Wholesale electricity delivered
43	Traditional contracts	130	131	127	112	500	26
44	Retail load hedge management	109	205	446	333	1,093	(1,549)

45	Total regulated electricity	5,192	6,329	8,590	6,045	26,156	(321)

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
46	Generation sales other than native load	992	476	203	475	2,146	355
47	Electricity trading	5,074	4,936	5,640	5,655	21,305	3,268
48	Other delivered electricity	1,306	1,386	1,412	1,247	5,351	2,324

49	Total delivered marketing and trading	7,372	6,798	7,255	7,377	28,802	5,947

50	Total electric sales	12,564	13,127	15,845	13,422	54,958	5,626

See Glossary of Terms.	Page 3 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)
	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$3	$1	$—	$3	$7	$(7)
52	Other electricity marketing and trading (a)	24	21	9	12	66	(33)

53	Total electricity	27	22	9	15	73	(40)
54	Other commodities (a)	(2)	(2)	(5)	1	(8)	(16)

55	Total realized margin	25	20	4	16	65	(56)

	Prior-period mark-to-market (gains) losses on contracts delivered during current period
56	Electricity (a)	(5)	(2)	(3)	(2)	(14)	16
57	Other commodities (a)	2	3	—	1	3	14
58	Charge related to trading activities with Enron and its affiliates	—	—	—	—	—	—

59	Subtotal	(3)	1	(3)	(1)	(11)	30

60	Total current period effects (b)	22	21	1	15	54	(26)

	Change in mark-to-market gains (losses) for future period deliveries (b)
61	Electricity	(6)	1	—	(5)	(8)	(71)
62	Other commodities	3	(2)	(3)	—	1	12

63	Total future period effects	(3)	(1)	(3)	(5)	(7)	(59)

64	Total gross margin	$19	$20	$(2)	$10	$47	$(85)

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of December 31, 2003, Pinnacle West had accumulated mark-to-market net gains of $23 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2004, $5 million; 2005, $5 million; 2006, $3 million and thereafter, $10 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 60 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $2 million was transferred to “realized” for the fourth quarter of 2003. A $2 million realized gain is included in the $12 million on line 52 for the fourth quarter of 2003.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (continued) (Dollars in Millions)
	By Commodity Sold or Traded
65	Electricity	$17	$21	$6	$8	$52	$(95)
66	Natural gas	2	3	(5)	3	3	9
67	Coal	(1)	(1)	—	—	(2)	—
68	Emission allowances	—	(3)	(3)	(1)	(7)	—
69	Other	1	—	—	—	1	1

70	Total gross margin	$19	$20	$(2)	$10	$47	$(85)

	By Pinnacle West Entity
	Parent company marketing and trading division
71	Generation sales other than native load	$(2)	$—	$—	$—	$(2)	$(10)
72	Other marketing and trading	4	4	(2)	(9)	(3)	(85)
	APS
73	Generation sales other than native load	6	1	—	4	11	9
74	Other marketing and trading	—	3	(6)	—	(3)	(3)
	Pinnacle West Energy
75	Generation sales other than native load	(1)	—	—	(1)	(2)	(6)
76	Other marketing and trading	—	—	—	10	10	10
	APS ES
77	Other marketing and trading	12	12	6	6	36	—

78	Total gross margin before income taxes	$19	$20	$(2)	$10	$47	$(85)

See Glossary of Terms.	Page 5 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	AVERAGE ELECTRIC CUSTOMERS
	Retail customers
79	Residential	827,937	821,331	824,655	839,539	828,366	26,565
80	Business	101,999	102,601	103,262	104,521	103,096	2,868

81	Total	929,936	923,932	927,917	944,060	931,462	29,432
82	Wholesale customers	65	66	66	66	66	(1)

83	Total customers	930,001	923,998	927,983	944,126	931,528	29,431

84	Customer Growth (% over prior year)	3.3%	3.1%	3.2%	3.4%	3.3%	0.2%
	RETAIL SALES (GWH) - WEATHER NORMALIZED
85	Residential	2,235	2,516	3,871	2,262	10,884	502
86	Business	2,880	3,494	3,832	3,162	13,368	469

87	Total	5,115	6,010	7,703	5,424	24,252	971

	RETAIL USAGE (KWh/Average Customer)
88	Residential	2,541	3,096	5,004	2,828	13,457	432
89	Business	27,927	33,625	37,677	30,865	130,131	1,246
	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)
90	Residential	2,700	3,063	4,694	2,695	13,139	192
91	Business	28,236	34,058	37,113	30,252	129,665	967
	ELECTRICITY DEMAND (MW)
92	System peak demand	3,569	5,571	6,332	5,124	6,332	529

See Glossary of Terms.	Page 6 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ENERGY SOURCES (GWH)
	Generation production
93	Nuclear	2,306	2,047	2,230	1,739	8,322	(659)
94	Coal	2,770	2,823	2,970	2,799	11,362	(694)
95	Gas, oil and other	1,288	1,572	2,696	535	6,091	1,722

96	Total	6,364	6,442	7,896	5,073	25,775	369

	Purchased power
97	Firm load	(15)	606	1,099	1,418	3,108	1,489
98	Marketing and trading	6,489	6,349	7,255	7,236	27,329	3,625

99	Total	6,474	6,955	8,354	8,654	30,437	5,114

100	Total energy sources	12,838	13,397	16,250	13,727	56,212	5,483

	POWER PLANT PERFORMANCE
	Capacity Factors
101	Nuclear	98%	86%	93%	72%	87%	(7)%
102	Coal	75%	75%	79%	74%	76%	(4)%
103	Gas, oil and other	26%	31%	44%	9%	28%	1%
104	System average	58%	59%	64%	41%	55%	(8)%
	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
105	Nuclear	31	136	61	297	131	64
106	Coal	292	254	277	253	269	102
107	Gas	189	148	154	338	205	157

108	Total	512	538	492	888	606	323
109	Generation Fuel Cost ($/MWh)	$15.89	$16.80	$19.52	$15.40	$17.36	$4.35

See Glossary of Terms.	Page 7 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
110	Palo Verde	$49.66	$48.88	$52.88	$42.98	$48.60	$16.32
111	SP15	$54.35	$50.73	$53.54	$46.88	$51.38	$17.16
	Off-Peak
112	Palo Verde	$36.09	$25.48	$36.08	$30.48	$32.03	$12.14
113	SP15	$39.70	$28.27	$37.81	$32.85	$34.66	$12.97
	WEATHER INDICATORS
	Actual
114	Cooling degree-days	76	1,550	2,701	572	4,899	24
115	Heating degree-days	349	17	—	370	736	(64)
116	Average humidity	44%	18%	30%	34%	31%	4%
	10-Year Averages
117	Cooling degree-days	77	1,478	2,489	395	4,439	—
118	Heating degree-days	546	34	—	433	1,013	—
119	Average humidity	45%	25%	34%	40%	36%	0%
	ECONOMIC INDICATORS
	Building Permits — Metro Phoenix (b) (d)
120	Single-family	8,030	10,613	11,191	5,929	35,763	3,729
121	Multi-family	863	2,053	1,231	2,623	6,770	362

122	Total	8,893	12,666	12,422	8,552	42,533	4,091

	Arizona Job Growth (c) (d)
123	Payroll job growth (% over prior year)	1.0%	0.6%	0.9%	1.4%	0.9%	(0.1)%
124	Unemployment rate (%, seasonally adjusted)	5.7%	5.9%	6.1%	4.9%	5.7%	6.2%

Sources:

(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	The economic indicators reflect latest available data through periods ending November 2003.

See Glossary of Terms.	Page 8 of 8